INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Face

Market

Market

Amount

Value

Shares

Value

FEDERAL AGENCY DISCOUNT NOTES 23.1%

Time Warner Telecom, Inc.*

3,290

$

(66,754)

Federal Home Loan Bank**

Total Telecommunication Services

__________

(328,961)

4.34% due 01/30/08

$

12,000,000 $

________

11,959,493

CONSUMER STAPLES (1.5)%

Total Federal Agency Discount Notes

WD-40 Co.

61

(2,316)

(Cost $11,959,493)

________

11,959,493

TreeHouse Foods, Inc.*

101

(2,322)

Performance Food Group

REPURCHASE AGREEMENTS 71.5%

Co.*

201

(5,401)

Collateralized by U.S. Treasury

Fresh Del Monte Produce,

Obligations

Inc.*

201

(6,750)

Mizuho Financial Group, Inc.

Pilgrim's Pride Corp.

322

(9,322)

issued 12/31/07 at 1.40%

Alliance One International,

due 01/02/08

20,110,138

20,110,138

Inc.*

2,890

(11,762)

Lehman Brothers Holdings,

Maui Land & Pineapple Co.,

Inc. issued 12/31/07 at

Inc.*

420

(12,226)

1.00% due 01/02/08††

13,722,616

13,722,616

Inter Parfums, Inc.

730

(13,118)

Morgan Stanley issued

Alico, Inc.

370

(13,505)

12/31/07 at 1.20% due

Universal Corp.

270

(13,830)

01/02/08

3,093,868

3,093,868

Casey's General Stores, Inc.

530

(15,693)

________

American Oriental

Bioengineering, Inc.*

1,490

(16,509)

Total Repurchase Agreements

Coca-Cola Bottling

(Cost $36,926,622)

36,926,622

Consolidated Co.

320

(18,842)

Pricesmart, Inc.

640

(19,238)

Shares

Boston Beer Co., Inc. —

COMMON STOCKS SOLD SHORT (46.1)%

Class A*

530

(19,955)

Weis Markets, Inc.

530

(21,168)

TELECOMMUNICATION SERVICES (0.6)%

Pantry, Inc.*

830

(21,688)

USA Mobility, Inc.

2

$

(28)

Flowers Foods, Inc.

940

(22,005)

NTELOS Holdings Corp.

91

(2,702)

Vector Group

1,120

(22,467)

Premiere Global Services,

Spartan Stores, Inc.

1,020

(23,307)

Inc.*

301

(4,470)

Chiquita Brands International,

ICO Global Communications

Inc.*

1,380

(25,378)

Holdings*

2,880

(9,158)

Andersons, Inc.

580

(25,984)

Centennial Communications

Darling International, Inc.*

2,250

(26,010)

Corp.*

1,240

(11,520)

Great Atlantic & Pacific Tea

Cbeyond, Inc.*

300

(11,697)

Co.*

870

(27,257)

Fairpoint Communications,

Nu Skin Enterprises, Inc.

1,670

(27,438)

Inc.

980

(12,760)

Lancaster Colony Corp.

730

(28,981)

SureWest Communications

1,010

(17,271)

Tootsie Roll Industries, Inc.

1,160

(31,807)

Alaska Communications

Hain Celestial Group, Inc.*

1,100

(35,200)

Systems Group, Inc.

1,190

(17,850)

Chattem, Inc.*

490

(37,015)

Golden Telecom, Inc.*

180

(18,171)

Ruddick Corp.

1,110

(38,484)

PAETEC Holding Corp.*

1,960

(19,110)

United Natural Foods, Inc.*

1,230

(39,016)

IDT Corp. — Class B

2,410

(20,364)

Longs Drug Stores Corp.

840

(39,480)

iPCS, Inc.

680

(24,473)

Ralcorp Holdings, Inc.*

680

(41,337)

Global Crossing*

1,220

(26,901)

Cincinnati Bell, Inc.*

6,900

(32,775)

Cogent Communications

Group, Inc.*

1,390

(32,957)

1

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Central European Distribution

Spartech Corp.

890

$

(12,549)

Corp.*

890

$

(51,691)

Valhi, Inc.

790

(12,593)

Total Consumer Staples

__________

(766,502)

Headwaters, Inc.*

1,100

(12,914)

Sensient Technologies Corp.

460

(13,009)

UTILITIES (1.5)%

Worthington Industries, Inc.

740

(13,231)

Laclede Group, Inc.

71

(2,431)

Kaiser Aluminum Corp.

170

(13,512)

Portland General Electric Co.

130

(3,611)

Kronos Worldwide, Inc.

800

(13,960)

NorthWestern Corp.

260

(7,670)

NL Industries, Inc.

1,280

(14,630)

South Jersey Industries, Inc.

220

(7,940)

HB Fuller Co.

670

(15,041)

El Paso Electric Co.*

390

(9,972)

Claymont Steel Holdings,

Southwest Gas Corp.

390

(11,610)

Inc.*

680

(15,878)

Northwest Natural Gas Co.

260

(12,652)

Schnitzer Steel Industries, Inc.

New Jersey Resources Corp.

280

(14,006)

— Class A

230

(15,900)

Southwest Water Co.

1,420

(17,778)

Stepan Co.

490

(15,940)

WGL Holdings, Inc.

550

(18,018)

Schulman A, Inc.

750

(16,162)

American States Water Co.

480

(18,086)

PolyOne Corp.*

2,590

(17,042)

Cleco Corp.

680

(18,904)

Zep, Inc.*

1,240

(17,199)

Black Hills Corp.

432

(19,051)

Flotek Industries, Inc.*

510

(18,380)

EnergySouth, Inc.

340

(19,720)

Innophos Holdings, Inc.

1,240

(18,451)

SJW Corp.

640

(22,189)

Stillwater Mining Co.*

1,950

(18,837)

Nicor, Inc.

570

(24,140)

American Vanguard Corp.

1,110

(19,258)

Empire District Electric Co.

1,080

(24,602)

Tronox, Inc.

2,260

(19,549)

California Water Service

Schweitzer-Mauduit

Group

680

(25,174)

International, Inc.

760

(19,692)

CH Energy Group, Inc.

580

(25,833)

Balchem Corp.

890

(19,918)

MGE Energy, Inc.

740

(26,248)

OM Group, Inc.*

350

(20,139)

Ormat Technologies, Inc.

490

(26,955)

Koppers Holdings, Inc.

490

(21,188)

UIL Holdings Corp.

810

(29,930)

Deltic Timber Corp.

460

(23,685)

Allete, Inc.

770

(30,477)

General Moly, Inc.*

2,031

(23,702)

Unisource Energy Corp. Co.

980

(30,919)

NewMarket Corp.

430

(23,947)

Otter Tail Corp.

910

(31,486)

Quanex Corp.

470

(24,393)

Avista Corp.

1,560

(33,602)

Haynes International, Inc.*

360

(25,020)

Aquila, Inc.*

10,130

(37,785)

Royal Gold, Inc.

910

(27,773)

Idacorp, Inc.

1,170

(41,207)

Arch Chemicals, Inc.

760

(27,930)

PNM Resources, Inc.

1,960

(42,042)

Apex Silver Mines Ltd.*

1,860

(28,346)

Piedmont Natural Gas Co.

1,760

(46,042)

AMCOL International Corp.

790

(28,464)

Westar Energy, Inc.

2,160

(56,030)

AbitibiBowater, Inc.

1,490

(30,709)

ITC Holdings Corp.

1,030

(58,113)

Hercules, Inc.

1,590

(30,767)

Total Utilities

__________

(794,223)

Hecla Mining Co.*

3,350

(31,323)

Zoltek Cos., Inc.*

750

(32,153)

MATERIALS (2.6)%

Metal Management, Inc.

710

(32,326)

Silgan Holdings, Inc.

690

(35,839)

Glatfelter

152

(2,327)

Minerals Technologies, Inc.

540

(36,153)

Brush Engineered Materials,

Compass Minerals

Inc.*

100

(3,702)

International, Inc.

Rock-Tenn Co. — Class A

191

(4,853)

920

(37,720)

Olin Corp.

2,000

(38,660)

Ferro Corp.

271

(5,618)

Century Aluminum Co.*

760

(40,994)

Rockwood Holdings, Inc.*

300

(9,966)

RTI International Metals,

Wausau Paper Corp.

1,310

(11,777)

Inc.*

600

(41,358)

Innospec, Inc.

720

(12,355)

Aptargroup, Inc.

1,020

(41,728)

WR Grace & Co.*

1,780

(46,600)

Texas Industries, Inc.

680

(47,668)

2

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Greif, Inc. — Class A

810

$

(52,950)

General Maritime Corp.

1,000

$

(24,450)

CF Industries Holdings, Inc.

910

(100,155)

Mariner Energy, Inc.*

1,100

(25,168)

Total Materials

__________

(1,355,933)

VeraSun Energy Corp.*

1,660

(25,365)

Hercules Offshore, Inc.*

1,090

(25,920)

ENERGY (3.0)%

EXCO Resources, Inc.*

1,710

(26,471)

Oilsands Quest, Inc.*

1

(4)

Alpha Natural Resources,

Trico Marine Services, Inc.*

1

(37)

Inc.*

840

(27,283)

Golar LNG

110

(2,433)

Grey Wolf, Inc.*

5,150

(27,450)

CARBO Ceramics, Inc.

81

(3,013)

Swift Energy Co.*

630

(27,739)

Complete Production

Ship Finance International

1,050

(29,096)

Services, Inc.*

181

(3,253)

Nordic American Tanker

Lufkin Industries, Inc.

60

(3,437)

Shipping

910

(29,866)

Petroleum Development

Hornbeck Offshore Services,

Corp.*

70

(4,139)

Inc.*

710

(31,915)

Basic Energy Services, Inc.*

201

(4,412)

Whiting Petroleum Corp.*

570

(32,866)

USEC, Inc.*

660

(5,940)

ATP Oil & Gas Corp.*

660

(33,356)

NATCO Group, Inc. — Class

Arena Resources, Inc.*

840

(35,036)

A*

110

(5,956)

Bill Barrett Corp.*

870

(36,427)

Rosetta Resources, Inc.*

310

(6,147)

Delta Petroleum Corp.*

1,960

(36,946)

Gulfmark Offshore, Inc.*

170

(7,954)

Carrizo Oil & Gas, Inc.*

690

(37,778)

Bristow Group, Inc.*

160

(9,064)

Atlas America, Inc.

640

(37,875)

ION Geophysical Corp.*

584

(9,216)

Crosstex Energy, Inc.

1,020

(37,985)

Matrix Service Co.*

440

(9,601)

Atwood Oceanics, Inc.*

380

(38,091)

Stone Energy Corp.*

261

(12,244)

Willbros Group, Inc.*

1,020

(39,056)

Geokinetics, Inc.*

650

(12,642)

Comstock Resources, Inc.*

1,200

(40,800)

Harvest Natural Resources,

Penn Virginia Corp.

980

(42,757)

Inc.*

1,050

(13,125)

W-H Energy Services, Inc.*

800

(44,968)

Dawson Geophysical Co.*

210

(15,007)

Encore Acquisition Co.*

1,360

(45,383)

Clayton Williams Energy,

PetroHawk Energy Corp.*

3,910

(67,682)

Inc.*

500

(15,580)

Exterran Holdings, Inc.*

1,280

(104,704)

Dril-Quip, Inc.*

290

(16,141)

Total Energy

__________

(1,564,249)

OYO Geospace Corp.*

220

(16,579)

Gulf Island Fabrication, Inc.

530

(16,806)

CONSUMER DISCRETIONARY (6.1)%

Rex Energy Corp.*

1,420

(16,941)

Dress Barn, Inc.*

2

(25)

Goodrich Petroleum Corp.*

760

(17,191)

Steinway Musical Instruments

1

(28)

APCO Argentina, Inc.

650

(17,888)

O'Charleys, Inc.

2

(30)

Uranium Resources, Inc.*

1,450

(18,096)

Buckle, Inc.

1

(33)

Gulfport Energy Corp.*

1,000

(18,260)

Universal Electronics, Inc.*

1

(33)

Venoco, Inc.*

920

(18,336)

Media General, Inc. — Class

GMX Resources, Inc.*

570

(18,400)

A

2

(42)

Oil States International, Inc.*

550

(18,766)

Columbia Sportswear Co.

1

(44)

TXCO Resources, Inc.*

1,590

(19,175)

CEC Entertainment, Inc.*

42

(1,090)

RPC, Inc.

1,670

(19,556)

Brown Shoe Co., Inc.

142

(2,154)

Markwest Hydrocarbon, Inc.

320

(20,048)

Stage Stores, Inc.

152

(2,250)

Berry Petroleum Co.

470

(20,891)

Lodgian, Inc.*

200

(2,252)

Warren Resources, Inc.*

1,510

(21,336)

Lee Enterprises, Inc.

162

(2,373)

BPZ Resources, Inc.*

1,921

(21,477)

Jakks Pacific, Inc.*

101

(2,385)

World Fuel Services Corp.

790

(22,934)

Ethan Allen Interiors, Inc.

91

(2,593)

McMoRan Exploration Co.*

1,760

(23,038)

Steiner Leisure Ltd.*

61

(2,694)

Parallel Petroleum Corp.*

1,320

(23,272)

Tivo, Inc.*

390

(3,253)

Parker Drilling Co.*

3,110

(23,481)

Zale Corp.*

211

(3,389)

3

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

American Axle &

Charlotte Russe Holding,

Manufacturing Holdings,

Inc.*

780

$

(12,597)

Inc.

211

$

(3,929)

Libbey, Inc.

800

(12,672)

Bright Horizons Family

Stewart Enterprises, Inc. —

Solutions, Inc.*

170

(5,872)

Class A

1,430

(12,727)

Cooper Tire & Rubber Co.

411

(6,814)

PEP Boys-Manny Moe &

Bob Evans Farms, Inc.

270

(7,271)

Jack

1,110

(12,743)

Scholastic Corp.*

220

(7,676)

K-Swiss, Inc. — Class A

720

(13,032)

Rent-A-Center, Inc.*

551

(8,001)

Palm Harbor Homes, Inc.*

1,240

(13,082)

Iconix Brand Group, Inc.*

410

(8,061)

Town Sports International

Spartan Motors, Inc.

1,070

(8,175)

Holdings, Inc.*

1,410

(13,480)

Casual Male Retail Group,

NetFlix, Inc.*

510

(13,576)

Inc.*

1,660

(8,599)

Furniture Brands

Interactive Data Corp.

290

(9,573)

International, Inc.

1,350

(13,581)

Sonic Automotive, Inc.

500

(9,680)

MTR Gaming Group, Inc.*

2,010

(13,648)

HOT Topic, Inc.*

1,670

(9,719)

Wolverine World Wide, Inc.

560

(13,731)

Callaway Golf Co.

560

(9,761)

Hayes Lemmerz International,

Smith & Wesson Holding

Inc.*

3,030

(13,847)

Corp.*

1,660

(10,126)

WMS Industries, Inc.*

380

(13,923)

Citadel Broadcasting Corp.

5,070

(10,444)

Sealy Corp.

1,250

(13,987)

Asbury Automotive Group,

Skyline Corp.

500

(14,675)

Inc.

700

(10,535)

Ruby Tuesday, Inc.

1,510

(14,722)

Martha Stewart Living

Talbots, Inc.

1,250

(14,775)

Omnimedia — Class A*

1,150

(10,660)

Modine Manufacturing Co.

900

(14,859)

American Greetings Corp. —

Entravision Communications

Class A

530

(10,759)

Corp. — Class A*

1,930

(15,112)

GSI Commerce, Inc.*

560

(10,920)

BJ's Restaurants, Inc.*

930

(15,122)

Books-A-Million, Inc.

930

(11,086)

Belo Corp. — Class A

870

(15,173)

Steven Madden Ltd.*

570

(11,400)

Amerigon, Inc.*

720

(15,221)

Regis Corp.

410

(11,464)

Dover Downs Gaming &

Fred's, Inc.

1,200

(11,556)

Entertainment, Inc.

1,390

(15,637)

Christopher & Banks Corp.

1,010

(11,564)

Ambassadors International,

Bebe Stores, Inc.

900

(11,574)

Inc.

1,080

(15,746)

Zumiez, Inc.*

480

(11,693)

Visteon Corp.*

3,590

(15,760)

Jackson Hewitt Tax Service,

Fleetwood Enterprises, Inc.*

2,640

(15,787)

Inc.

370

(11,747)

Pier 1 Imports, Inc.*

3,070

(16,056)

Cox Radio, Inc. — Class A*

970

(11,785)

Group 1 Automotive, Inc.

680

(16,150)

Blockbuster, Inc. — Class A*

3,100

(12,090)

Citi Trends, Inc.*

1,050

(16,212)

World Wrestling

Texas Roadhouse, Inc.*

1,470

(16,258)

Entertainment, Inc. —

Volcom, Inc.*

740

(16,302)

Class A

820

(12,103)

Childrens Place Retail Stores,

Oxford Industries, Inc.

470

(12,112)

Inc.*

630

(16,336)

Journal Communications, Inc.

Isle of Capri Casinos, Inc.*

1,190

(16,386)

— Class A

1,360

(12,158)

Cherokee, Inc.

510

(16,458)

Tenneco, Inc.*

470

(12,253)

Noble International Ltd.

1,010

(16,473)

Leapfrog Enterprises, Inc.*

1,830

(12,316)

Sinclair Broadcast Group, Inc.

Wet Seal, Inc.*

5,300

(12,349)

— Class A

2,010

(16,502)

Entercom Communications

Sauer-Danfoss, Inc.

670

(16,784)

Corp. — Class A

910

(12,458)

National Presto Industries,

CPI Corp.

530

(12,481)

Inc.

320

(16,851)

AFC Enterprises*

1,110

(12,565)

Men's Wearhouse, Inc.

630

(16,997)

Steak N Shake Co.*

1,570

(17,113)

4

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Orbitz Worldwide, Inc.*

2,030

$

(17,255)

Aaron Rents, Inc.

1,500

$

(28,860)

Great Wolf Resorts, Inc.*

1,770

(17,364)

Quiksilver, Inc.*

3,370

(28,915)

Hibbett Sports, Inc.*

880

(17,582)

Blue Nile, Inc.*

430

(29,266)

iRobot Corp.*

1,020

(18,442)

Pacific Sunwear Of

Lodgenet Entertainment

California*

2,110

(29,772)

Corp.*

1,060

(18,486)

Under Armour, Inc.*

720

(31,442)

Winnebago Industries

880

(18,498)

Collective Brands, Inc.*

1,820

(31,650)

Charming Shoppes, Inc.*

3,450

(18,665)

Carter's, Inc.*

1,650

(31,928)

Shutterfly, Inc.*

730

(18,703)

National CineMedia, Inc.

1,270

(32,017)

Universal Technical Institute,

Gemstar-TV Guide

Inc.*

1,120

(19,040)

International, Inc.*

6,900

(32,844)

Jack in the Box, Inc.*

740

(19,070)

Arbitron, Inc.

820

(34,087)

99 Cents Only Stores*

2,420

(19,263)

Sotheby's

930

(35,433)

Primedia, Inc.

2,280

(19,380)

Corinthian Colleges, Inc.*

2,330

(35,882)

Warnaco Group, Inc.*

560

(19,488)

Sonic Corp.*

1,650

(36,135)

Dolan Media Co.*

670

(19,544)

Marvel Entertainment, Inc.*

1,380

(36,860)

Capella Education Co.*

300

(19,638)

Pinnacle Entertainment, Inc.*

1,610

(37,932)

Knology, Inc.*

1,540

(19,681)

Matthews International Corp.

Shuffle Master, Inc.*

1,660

(19,903)

— Class A

820

(38,433)

Peet's Coffee & Tea, Inc.*

690

(20,058)

Gaylord Entertainment Co.*

1,060

(42,898)

Polaris Industries, Inc.

420

(20,063)

Life Time Fitness, Inc.*

870

(43,222)

Champion Enterprises, Inc.*

2,140

(20,159)

Vail Resorts, Inc.*

840

(45,200)

California Pizza Kitchen,

DeVry, Inc.

920

(47,803)

Inc.*

1,320

(20,552)

Deckers Outdoor Corp.*

320

(49,619)

Papa John's International,

Tupperware Brands Corp.

1,520

(50,206)

Inc.*

920

(20,884)

LKQ Corp.*

2,530

(53,181)

RCN Corp.

1,370

(21,358)

Strayer Education, Inc.

340

(57,997)

Morgans Hotel Group Co.*

1,110

(21,401)

Bally Technologies, Inc.*

1,280

(63,642)

PF Chang's China Bistro,

Chipotle Mexican Grill, Inc.*

520

(63,986)

Inc.*

940

(21,470)

priceline.com, Inc.*

600

(68,916)

Ihop Corp.

600

(21,948)

Total Consumer Discretionary

__________

(3,144,713)

Borders Group, Inc.

2,090

(22,259)

CBRL Group, Inc.

690

(22,349)

HEALTH CARE (6.4)%

Cabela's, Inc.*

1,510

(22,756)

Medcath Corp.*

1

(25)

Tween Brands, Inc.*

860

(22,773)

AMN Healthcare Services,

Domino's Pizza, Inc.

1,730

(22,888)

Inc.*

2

(34)

Fossil, Inc.*

550

(23,089)

Kendle International, Inc.*

1

(49)

J Crew Group, Inc.*

480

(23,141)

LHC Group, Inc.*

2

(50)

Timberland Co. — Class A*

1,310

(23,685)

Conmed Corp.*

101

(2,334)

Ameristar Casinos, Inc.

890

(24,511)

PharmaNet Development

CKE Restaurants, Inc.

1,890

(24,948)

Group, Inc.*

61

(2,392)

INVESTools, Inc.*

1,460

(25,900)

Integra LifeSciences Holdings

Gymboree Corp.*

860

(26,196)

Corp.*

61

(2,558)

Sally Beauty Holdings, Inc.*

2,920

(26,426)

Invacare Corp.

102

(2,570)

Live Nation, Inc.*

1,820

(26,426)

Sun Healthcare Group, Inc.*

152

(2,610)

Morningstar, Inc.*

340

(26,435)

Sciele Pharma, Inc.*

131

(2,679)

Tempur-Pedic International,

Par Pharmaceutical Cos., Inc.*

112

(2,688)

Inc.

1,020

(26,489)

Amsurg Corp.*

101

(2,733)

Aeropostale, Inc.*

1,000

(26,500)

Bruker BioSciences Corp.*

210

(2,793)

Coinstar, Inc.*

970

(27,306)

Martek Biosciences Corp.*

110

(3,254)

ArvinMeritor, Inc.

2,390

(28,035)

Alpharma, Inc. — Class A*

211

(4,252)

Lear Corp.*

1,030

(28,490)

Analogic Corp.

70

(4,740)

5

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Omnicell, Inc.*

191

$

(5,144)

Enzo Biochem, Inc.*

1,180

$

(15,033)

Phase Forward, Inc.*

251

(5,459)

Medicis Pharmaceutical Corp.

Neurocrine Biosciences, Inc.*

1,250

(5,675)

— Class A

580

(15,063)

Orthofix International NV*

100

(5,797)

Zoll Medical Corp.*

570

(15,230)

Apria Healthcare Group, Inc.*

301

(6,493)

Insulet Corp.*

650

(15,262)

Align Technology, Inc.*

451

(7,523)

GTx, Inc.*

1,070

(15,354)

Altus Pharmaceuticals, Inc.*

1,590

(8,236)

Viropharma, Inc.*

1,940

(15,404)

Eclipsys Corp.*

361

(9,137)

Accuray, Inc.*

1,030

(15,677)

Centene Corp.*

341

(9,357)

Lifecell Corp.*

370

(15,951)

Cubist Pharmaceuticals, Inc.*

470

(9,640)

Momenta Pharmaceuticals,

Palomar Medical

Inc.*

2,241

(16,001)

Technologies, Inc.*

630

(9,652)

Alexza Pharmaceuticals, Inc.*

1,980

(16,018)

Amedisys, Inc.*

210

(10,189)

Array Biopharma, Inc.*

1,920

(16,166)

Meridian Bioscience, Inc.

360

(10,829)

Cambrex Corp.

1,950

(16,341)

Nastech Pharmaceutical Co.,

Stereotaxis, Inc.*

1,340

(16,375)

Inc.*

2,870

(10,906)

Biodel, Inc.*

721

(16,749)

Applera Corp. - Celera

Micrus Endovascular Corp.*

860

(16,925)

Group*

710

(11,268)

Nektar Therapeutics*

2,540

(17,043)

Angiodynamics, Inc.*

610

(11,614)

Volcano Corp.*

1,370

(17,139)

KV Pharmaceutical Co. —

Affymetrix, Inc.*

743

(17,193)

Class A*

410

(11,701)

Cyberonics, Inc.*

1,320

(17,371)

Noven Pharmaceuticals, Inc.*

850

(11,798)

Acadia Pharmaceuticals, Inc.*

1,570

(17,380)

AMAG Pharmaceuticals,

Dionex Corp.*

210

(17,401)

Inc.*

200

(12,026)

Genomic Health, Inc.*

780

(17,659)

Ligand Pharmaceuticals, Inc.

Cadence Pharmaceuticals,

— Class B

2,540

(12,268)

Inc.*

1,190

(17,683)

XenoPort, Inc.*

220

(12,294)

Medivation, Inc.*

1,230

(17,712)

Spectranetics Corp.*

810

(12,417)

Keryx Biopharmaceuticals,

Bio-Reference Labs, Inc.*

380

(12,418)

Inc.*

2,140

(17,976)

XOMA Ltd.*

3,670

(12,441)

I-Flow Corp.*

1,140

(17,989)

Parexel International Corp.*

260

(12,558)

TomoTherapy, Inc.*

920

(17,995)

Vital Images, Inc.*

700

(12,649)

Emeritus Corp.*

720

(18,108)

inVentiv Health, Inc.*

410

(12,694)

Zymogenetics, Inc.*

1,560

(18,205)

Chemed Corp.

230

(12,852)

InterMune, Inc.*

1,380

(18,395)

Vanda Pharmaceuticals, Inc.*

1,870

(12,866)

Kensey Nash Corp.*

620

(18,550)

Cross Country Healthcare,

BioMimetic Therapeutics,

Inc.*

910

(12,958)

Inc.*

1,081

(18,777)

HMS Holdings Corp.*

400

(13,284)

Haemonetics Corp.*

300

(18,906)

Universal American Financial

NxStage Medical, Inc.*

1,250

(18,962)

Corp.*

520

(13,307)

Progenics Pharmaceuticals,

Assisted Living Concepts, Inc.

Inc.*

1,050

(18,973)

— Class A*

1,780

(13,350)

PharMerica Corp.*

1,370

(19,016)

SurModics, Inc.*

250

(13,567)

Owens & Minor, Inc.

450

(19,094)

Abaxis, Inc.*

380

(13,627)

Indevus Pharmaceuticals,

Affymax, Inc.*

610

(13,640)

Inc.*

2,760

(19,182)

Trizetto Group, Inc.*

790

(13,722)

Radiation Therapy Services,

Penwest Pharmaceuticals Co.*

2,410

(14,098)

Inc.*

630

(19,473)

Orexigen Therapeutics, Inc.*

990

(14,107)

Omrix Biopharmaceuticals,

NuVasive, Inc.*

360

(14,227)

Inc.*

580

(20,149)

Alnylam Pharmaceuticals,

Nighthawk Radiology

Inc.*

501

(14,569)

Holdings, Inc.*

960

(20,208)

Northstar Neuroscience, Inc.*

1,600

(14,880)

Landauer, Inc.

410

(21,259)

6

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Abiomed, Inc.*

1,380

$

(21,445)

Savient Pharmaceuticals, Inc.*

1,840

$

(42,265)

Arena Pharmaceuticals, Inc.*

2,760

(21,611)

Pharmion Corp.*

690

(43,373)

Magellan Health Services,

Healthsouth Corp.*

2,070

(43,470)

Inc.*

470

(21,916)

Onyx Pharmaceuticals, Inc.*

810

(45,052)

Metabolix, Inc.*

930

(22,134)

Healthways, Inc.*

870

(50,843)

Conceptus, Inc.*

1,160

(22,318)

Rigel Pharmaceuticals, Inc.*

2,080

(52,811)

Psychiatric Solutions, Inc.*

691

(22,458)

Immucor, Inc.*

1,670

(56,763)

Masimo Corp.*

570

(22,487)

BioMarin Pharmaceuticals,

ev3, Inc.*

1,790

(22,751)

Inc.*

1,660

(58,764)

STERIS Corp.

800

(23,072)

Inverness Medical

Exelixis, Inc.*

2,700

(23,301)

Innovations, Inc.*

1,051

(59,045)

Luminex Corp.*

1,440

(23,386)

Alexion Pharmaceuticals,

AMERIGROUP Corp.*

650

(23,693)

Inc.*

840

(63,025)

Bio-Rad Laboratories, Inc. —

Illumina, Inc.*

1,220

(72,297)

Class A*

230

(23,833)

MGI Pharma, Inc.*

1,800

(72,954)

Acorda Therapeutics, Inc.*

1,120

(24,595)

Hologic, Inc.*

2,110

(144,830)

Healthspring, Inc.*

1,330

(25,337)

Total Health Care

__________

(3,289,732)

Myriad Genetics, Inc.*

550

(25,531)

Varian, Inc.*

400

(26,120)

INDUSTRIALS (7.0)%

Kindred Healthcare, Inc.*

1,050

(26,229)

NCI Building Systems, Inc.*

1

(29)

United Therapeutics Corp.*

271

(26,463)

Rush Enterprises, Inc. —

HealthExtras, Inc.*

1,030

(26,862)

Class A*

2

(36)

Thoratec Corp.*

1,480

(26,921)

Heidrick & Struggles

Adams Respiratory

International, Inc.

1

(37)

Therapeutics, Inc.*

460

(27,480)

Republic Airways Holdings,

Incyte Corp.*

2,740

(27,537)

Inc.*

2

(39)

Wright Medical Group, Inc.*

980

(28,587)

M&F Worldwide Corp.*

1

(54)

American Medical Systems

DynCorp International, Inc.

Holdings, Inc.*

2,010

(29,065)

— Class A*

20

(538)

Auxilium Pharmaceuticals,

CIRCOR International, Inc.

50

(2,318)

Inc.*

1,000

(29,990)

Old Dominion Freight Line,

Valeant Pharmaceuticals

Inc.*

103

(2,380)

International*

2,640

(31,601)

EnPro Industries, Inc.*

80

(2,452)

Medicines Co.*

1,650

(31,614)

AO Smith Corp.

71

(2,489)

Allscripts Healthcare

Atlas Air Worldwide

Solutions, Inc.*

1,680

(32,626)

Holdings, Inc.*

50

(2,711)

Medarex, Inc.*

3,350

(34,907)

Kaman Corp.

91

(3,350)

Arthrocare Corp.*

730

(35,077)

G&K Services, Inc. — Class

Isis Pharmaceuticals, Inc.*

2,300

(36,225)

A

91

(3,414)

PSS World Medical, Inc.*

1,870

(36,596)

Watsco, Inc.

101

(3,713)

Perrigo Co.

1,060

(37,111)

Goodman Global, Inc.*

201

(4,933)

Mentor Corp.

950

(37,145)

Taser International, Inc.*

360

(5,180)

West Pharmaceutical

Korn/Ferry International*

281

(5,288)

Services, Inc.

920

(37,343)

Cascade Corp.

140

(6,504)

Sunrise Senior Living, Inc.*

1,240

(38,043)

Simpson Manufacturing Co.,

Human Genome Sciences,

Inc.

250

(6,647)

Inc.*

3,680

(38,419)

Alaska Air Group, Inc.*

281

(7,028)

Cepheid, Inc.*

1,530

(40,316)

Robbins & Myers, Inc.

100

(7,563)

OSI Pharmaceuticals, Inc.*

832

(40,360)

PGT, Inc.*

1,660

(7,902)

Regeneron Pharmaceuticals,

Mueller Industries, Inc.

280

(8,117)

Inc.*

1,710

(41,297)

American Woodmark Corp.

480

(8,726)

Alkermes, Inc.*

2,700

(42,093)

7

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

JetBlue Airways Corp.*

1,710

$

(10,089)

EMCOR Group, Inc.*

730

$

(17,250)

United Stationers, Inc.*

220

(10,166)

Baldor Electric Co.

530

(17,840)

Griffon Corp.*

840

(10,458)

Multi-Color Corp.

650

(17,855)

Perini Corp.*

260

(10,769)

Electro Rent Corp.

1,210

(17,968)

Interface, Inc. — Class A

660

(10,771)

Navigant Consulting, Inc.*

1,320

(18,044)

Ameron International Corp.

120

(11,058)

Airtran Holdings, Inc.*

2,550

(18,258)

II-VI, Inc.*

370

(11,303)

Skywest, Inc.

683

(18,339)

Applied Industrial

Mobile Mini, Inc.*

1,000

(18,540)

Technologies, Inc.

390

(11,318)

TurboChef Technologies,

TrueBlue, Inc.*

790

(11,439)

Inc.*

1,130

(18,645)

Greenbrier Cos., Inc.

520

(11,575)

Vicor Corp.

1,200

(18,708)

ABM Industries, Inc.

570

(11,622)

Flow International Corp.*

2,021

(18,836)

Eagle Bulk Shipping, Inc.

440

(11,682)

Powell Industries, Inc.*

430

(18,950)

Mueller Water Products, Inc.

Fuel Tech, Inc.*

840

(19,026)

— Class A

1,230

(11,710)

TAL International Group, Inc.

840

(19,127)

Beacon Roofing Supply, Inc.*

1,410

(11,872)

Deluxe Corp.

590

(19,405)

FreightCar America, Inc.

340

(11,900)

Dynamic Materials Corp.

330

(19,437)

School Specialty, Inc.*

350

(12,092)

Innerworkings, Inc.*

1,150

(19,849)

Compx International, Inc.

830

(12,135)

Gorman-Rupp Co.

660

(20,592)

URS Corp.*

230

(12,496)

MTC Technologies, Inc.*

880

(20,680)

TransDigm Group, Inc.*

280

(12,648)

Insituform Technologies, Inc.

H&E Equipment Services,

— Class A*

1,430

(21,164)

Inc.*

670

(12,650)

American Science &

TBS International — Class

Engineering, Inc.

380

(21,565)

A*

390

(12,893)

Werner Enterprises, Inc.

1,290

(21,969)

Blount International, Inc.*

1,050

(12,925)

Actuant Corp. — Class A

650

(22,107)

INSTEEL INDUSTRIES, Inc.

1,120

(13,138)

Administaff, Inc.

800

(22,624)

Great Lakes Dredge & Dock

Knoll, Inc.

1,380

(22,673)

Corp. Co.

1,510

(13,167)

FuelCell Energy, Inc.*

2,300

(22,816)

Triumph Group, Inc.

160

(13,176)

Teledyne Technologies, Inc.*

440

(23,465)

Kenexa Corp.*

700

(13,594)

Ladish Co., Inc.*

550

(23,755)

American Reprographics Co.*

830

(13,678)

Acuity Brands, Inc.

530

(23,850)

Granite Construction, Inc.

380

(13,748)

Genesee & Wyoming, Inc. —

Innovative Solutions &

Class A*

990

(23,928)

Support, Inc.*

1,450

(14,050)

Amerco, Inc.*

370

(24,302)

IKON Office Solutions, Inc.

1,080

(14,062)

GenCorp, Inc.*

2,090

(24,369)

Patriot Transportation

Viad Corp.

780

(24,632)

Holding, Inc.*

160

(14,757)

Mcgrath Rentcorp

960

(24,720)

Tredegar Corp.

920

(14,794)

Astec Industries, Inc.*

670

(24,917)

Pacer International, Inc.

1,020

(14,892)

Herman Miller, Inc.

770

(24,940)

ICT Group, Inc.*

1,250

(14,937)

Raven Industries, Inc.

650

(24,954)

Protection One, Inc.*

1,270

(15,100)

Watson Wyatt Worldwide,

Allegiant Travel Co.*

470

(15,106)

Inc. — Class A

550

(25,526)

Regal-Beloit Corp.

340

(15,283)

Horizon Lines, Inc. — Class

Sun Hydraulics Corp.

610

(15,390)

A

1,390

(25,910)

Stanley, Inc.*

490

(15,690)

Franklin Electric Co., Inc.

680

(26,024)

Barnes Group, Inc.

470

(15,693)

Tennant Co.

590

(26,131)

Esterline Technologies Corp.*

310

(16,042)

Woodward Governor Co.

390

(26,501)

Cornell Cos., Inc.*

700

(16,324)

American Commercial Lines,

Argon ST, Inc.*

890

(16,518)

Inc.*

1,641

(26,650)

Lawson Products, Inc.

450

(17,064)

Belden, Inc.

600

(26,700)

Ultrapetrol Bahamas*

1,010

(17,180)

Heartland Express, Inc.

1,890

(26,800)

8

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Knight Transportation, Inc.

1,810

$

(26,806)

Nordson Corp.

860

$

(49,846)

Layne Christensen Co.*

550

(27,066)

Waste Connections, Inc.*

1,660

(51,294)

Rollins, Inc.

1,420

(27,264)

Curtiss-Wright Corp.

1,060

(53,212)

Resources Connection, Inc.

1,530

(27,785)

Hexcel Corp.*

2,250

(54,630)

Titan International, Inc.

890

(27,821)

Bucyrus International, Inc. —

ACCO Brands Corp.*

1,740

(27,910)

Class A

830

(82,494)

Clean Harbors, Inc.*

540

(27,918)

Total Industrials

__________

(3,606,454)

Cenveo, Inc.*

1,600

(27,952)

TeleTech Holdings, Inc.*

1,340

(28,502)

INFORMATION TECHNOLOGY (8.5)%

Healthcare Services Group

1,350

(28,593)

Littelfuse, Inc.*

71

(2,340)

ESCO Technologies, Inc.*

720

(28,757)

CMGI, Inc.*

180

(2,356)

CoStar Group, Inc.*

620

(29,295)

Epicor Software Corp.*

202

(2,380)

Forward Air Corp.

940

(29,300)

Hutchinson Technology, Inc.*

91

(2,395)

Lindsay Corp.

420

(29,690)

SPSS, Inc.*

71

(2,550)

Watts Water Technologies,

SonicWALL, Inc.*

240

(2,573)

Inc. — Class A

1,000

(29,800)

MTS Systems Corp.

61

(2,603)

HUB Group, Inc. — Class A*

1,150

(30,567)

Viasat, Inc.*

91

(3,133)

Genco Shipping & Trading

Mantech International Corp.

Ltd.

570

(31,213)

— Class A*

81

(3,549)

Briggs & Stratton Corp.

1,380

(31,271)

Brightpoint, Inc.*

241

(3,702)

RBC Bearings, Inc.*

720

(31,291)

Standard Microsystems

Albany International Corp. —

Corp.*

100

(3,907)

Class A

880

(32,648)

Cabot Microelectronics

Middleby Corp.*

430

(32,947)

Corp.*

121

(4,345)

American Superconductor

Insight Enterprises, Inc.*

241

(4,396)

Corp.*

1,220

(33,355)

Diodes, Inc.*

160

(4,811)

Advisory Board Co.*

530

(34,021)

Advent Software, Inc.*

90

(4,869)

Aecom Technology Corp.*

1,220

(34,855)

Amkor Technology, Inc.*

582

(4,964)

Tetra Tech, Inc.*

1,650

(35,475)

Checkpoint Systems, Inc.*

211

(5,482)

Ceradyne, Inc.*

760

(35,667)

MKS Instruments, Inc.*

301

(5,761)

GrafTech International Ltd.*

2,040

(36,210)

CommScope, Inc.*

118

(5,805)

Energy Conversion Devices,

United Online, Inc.

520

(6,146)

Inc.*

1,110

(37,352)

Blue Coat Systems, Inc.*

190

(6,245)

Genlyte Group, Inc.*

410

(39,032)

Macrovision Corp.*

360

(6,599)

Geo Group, Inc.*

1,400

(39,200)

FEI Co.*

271

(6,729)

Mine Safety Appliances Co.

760

(39,421)

L-1 Identity Solutions, Inc.*

453

(8,131)

Orbital Sciences Corp.*

1,620

(39,722)

j2 Global Communications,

Heico Corp.

730

(39,770)

Inc.*

390

(8,256)

AAR Corp.*

1,050

(39,932)

MPS Group, Inc.*

801

(8,763)

Kaydon Corp.

760

(41,450)

Palm, Inc.

1,410

(8,939)

FTI Consulting, Inc.*

680

(41,915)

Technitrol, Inc.

320

(9,146)

Huron Consulting Group,

Zoran Corp.*

410

(9,229)

Inc.*

520

(41,928)

Exar Corp.*

1,250

(9,962)

Evergreen Solar, Inc.*

2,450

(42,312)

Perot Systems Corp. — Class

Wabtec Corp.

1,260

(43,394)

A*

750

(10,125)

Valmont Industries, Inc.

490

(43,669)

Netgear, Inc.*

292

(10,416)

Moog, Inc.*

980

(44,894)

LoopNet, Inc.*

750

(10,537)

Brady Corp. — Class A

1,280

(44,915)

SRA International, Inc. —

IHS, Inc.*

770

(46,631)

Class A*

360

(10,602)

Walter Industries, Inc.

1,300

(46,709)

Lattice Semiconductor Corp.*

3,270

(10,627)

Clarcor, Inc.

1,280

(48,602)

Synaptics, Inc.*

260

(10,702)

UAP Holding Corp.

1,280

(49,408)

9

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Ansoft Corp.*

420

$

(10,857)

Smart Modular Technologies

Net 1 UEPS Technologies,

WWH, Inc.*

1,400

$

(14,252)

Inc.*

370

(10,863)

Aruba Networks, Inc.*

960

(14,314)

Avocent Corp.*

470

(10,956)

CACI International, Inc. —

Kulicke & Soffa Industries,

Class A*

320

(14,326)

Inc.*

1,640

(11,250)

Liquidity Services, Inc.*

1,121

(14,461)

Ness Technologies, Inc.*

1,220

(11,261)

Veeco Instruments, Inc.*

870

(14,529)

Internap Network Services

Infinera Corp.*

980

(14,543)

Corp.*

1,360

(11,329)

Powerwave Technologies,

Conexant Systems, Inc.*

13,660

(11,338)

Inc.*

3,630

(14,629)

Comtech Telecommunications

Nextwave Wireless, Inc.*

2,720

(14,634)

Corp.*

210

(11,342)

comScore, Inc.*

450

(14,684)

Cymer, Inc.*

300

(11,679)

Quantum Corp.*

5,460

(14,687)

Brooks Automation, Inc.*

890

(11,757)

Euronet Worldwide, Inc.*

492

(14,760)

Plantronics, Inc.

460

(11,960)

Spansion, Inc.*

3,840

(15,091)

MAXIMUS, Inc.

310

(11,969)

Data Domain, Inc.*

580

(15,277)

Entegris, Inc.*

1,390

(11,996)

Netezza Corp.*

1,110

(15,318)

Benchmark Electronics, Inc.*

680

(12,056)

Art Technology Group, Inc.*

3,560

(15,379)

Intevac, Inc.*

830

(12,068)

Cybersource Corp.*

870

(15,460)

S1 Corp.*

1,660

(12,118)

Kemet Corp.*

2,340

(15,514)

Electronics for Imaging*

540

(12,139)

Volterra Semiconductor

Silicon Image, Inc.*

2,700

(12,204)

Corp.*

1,410

(15,552)

FARO Technologies, Inc.*

450

(12,231)

Packeteer, Inc.*

2,530

(15,585)

Newport Corp.*

970

(12,406)

Echelon Corp.*

760

(15,686)

Advanced Analogic

IPG Photonics Corp.*

790

(15,792)

Technologies, Inc.*

1,100

(12,408)

Rofin-Sinar Technologies,

Dycom Industries, Inc.*

470

(12,525)

Inc.*

330

(15,876)

Travelzoo, Inc.*

930

(12,722)

Rackable Systems, Inc.*

1,590

(15,900)

Perficient, Inc.*

820

(12,907)

Sohu.com, Inc.*

300

(16,356)

Cirrus Logic, Inc.*

2,450

(12,936)

RightNow Technologies,

Lawson Software, Inc.*

1,270

(13,005)

Inc.*

1,040

(16,484)

Axcelis Technologies, Inc.*

2,830

(13,018)

Acacia Research - Acacia

AuthenTec, Inc.*

900

(13,077)

Technologies*

1,840

(16,523)

Micrel, Inc.

1,550

(13,098)

BladeLogic, Inc.*

560

(16,559)

Vocus, Inc.*

380

(13,121)

Radisys Corp.*

1,240

(16,616)

OSI Systems, Inc.*

500

(13,235)

Comverge, Inc.*

530

(16,690)

Renaissance Learning, Inc.

960

(13,440)

EnerNOC, Inc.*

340

(16,694)

Quest Software, Inc.*

730

(13,461)

RF Micro Devices, Inc.*

2,941

(16,793)

Progress Software Corp.*

400

(13,472)

Comtech Group, Inc.*

1,060

(17,077)

Syntel, Inc.

350

(13,482)

Infospace, Inc.

920

(17,296)

Cogent, Inc.*

1,210

(13,492)

RealNetworks, Inc.*

2,850

(17,357)

Guidance Software, Inc.*

970

(13,522)

Concur Technologies, Inc.*

482

(17,453)

Cavium Networks, Inc.*

600

(13,812)

Acme Packet, Inc.*

1,400

(17,626)

Sourcefire, Inc.*

1,660

(13,844)

PROS Holdings, Inc.*

900

(17,658)

Tyler Technologies, Inc.*

1,080

(13,921)

CSG Systems International,

TechTarget, Inc.*

950

(14,041)

Inc.*

1,210

(17,811)

Starent Networks Corp.*

770

(14,053)

Synchronoss Technologies,

Silicon Graphics, Inc.*

770

(14,076)

Inc.*

510

(18,074)

Monolithic Power Systems,

Hughes Communications,

Inc.*

660

(14,170)

Inc.*

340

(18,567)

Wind River Systems, Inc.*

2,080

(18,574)

10

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

AMIS Holdings, Inc.*

1,860

$

(18,637)

Omnivision Technologies,

Interactive Intelligence, Inc.*

710

(18,709)

Inc.*

1,730

$

(27,075)

Sigma Designs, Inc.*

340

(18,768)

Semtech Corp.*

1,750

(27,160)

Supertex, Inc.*

600

(18,774)

Hittite Microwave Corp.*

570

(27,223)

BearingPoint, Inc.*

6,650

(18,820)

Earthlink, Inc.*

4,030

(28,492)

Terremark Worldwide, Inc.*

2,920

(18,980)

Arris Group, Inc.*

3,040

(30,339)

Sycamore Networks, Inc.*

5,130

(19,699)

InterDigital, Inc.*

1,310

(30,562)

Manhattan Associates, Inc.*

750

(19,770)

ATMI, Inc.*

960

(30,960)

Magma Design Automation,

Blackboard, Inc.*

800

(32,200)

Inc.*

1,620

(19,780)

Sybase, Inc.*

1,240

(32,352)

Atheros Communications,

Intermec, Inc.*

1,690

(34,324)

Inc.*

652

(19,912)

Plexus Corp.*

1,310

(34,401)

Sapient Corp.*

2,270

(19,999)

DealerTrack Holdings, Inc.*

1,030

(34,474)

Vasco Data Security

Avid Technology, Inc.*

1,220

(34,575)

International, Inc.*

730

(20,382)

Gartner, Inc.*

1,980

(34,769)

Visual Sciences, Inc.*

1,110

(20,513)

Omniture, Inc.*

1,050

(34,955)

Harris Stratex Networks, Inc.

Digital River, Inc.*

1,060

(35,054)

— Class A*

1,230

(20,541)

Adtran, Inc.

1,640

(35,063)

Forrester Research, Inc.*

740

(20,735)

Blackbaud, Inc.

1,260

(35,330)

TNS, Inc.

1,180

(20,945)

Foundry Networks, Inc.*

2,060

(36,091)

DTS, Inc.*

820

(20,967)

PMC - Sierra, Inc.*

5,640

(36,886)

Internet Capital Group, Inc.*

1,800

(21,132)

Skyworks Solutions, Inc.*

4,350

(36,975)

Rogers Corp.*

490

(21,251)

Emulex Corp.*

2,300

(37,536)

Websense, Inc.*

1,260

(21,395)

Take-Two Interactive

Quality Systems, Inc.

710

(21,648)

Software, Inc.*

2,060

(38,007)

Ultimate Software Group,

Aspen Technology, Inc.*

2,370

(38,441)

Inc.*

690

(21,714)

CNET Networks, Inc.*

4,210

(38,479)

Park Electrochemical Corp.

780

(22,027)

Wright Express Corp.*

1,090

(38,684)

Stratasys, Inc.*

860

(22,222)

Sonus Networks, Inc.*

6,830

(39,819)

Applied Micro Circuits

Mercadolibre, Inc.*

540

(39,895)

Corp.*

2,550

(22,287)

Formfactor, Inc.*

1,210

(40,051)

ACI Worldwide, Inc.*

1,190

(22,658)

SiRF Technology Holdings,

Harmonic, Inc.*

2,210

(23,161)

Inc.*

1,620

(40,711)

Anixter International, Inc.*

390

(24,285)

Micros Systems, Inc.*

590

(41,394)

Ariba, Inc.*

2,180

(24,307)

Informatica Corp.*

2,330

(41,987)

Universal Display Corp.*

1,180

(24,391)

TIBCO Software, Inc.*

5,220

(42,125)

MicroStrategy, Inc. — Class

Microsemi Corp.*

1,960

(43,394)

A*

260

(24,726)

3Com Corp.*

9,960

(45,019)

Imation Corp.

1,180

(24,780)

VistaPrint Ltd.*

1,090

(46,707)

Cognex Corp.

1,230

(24,785)

Ansys, Inc.*

1,150

(47,679)

Jack Henry & Associates, Inc.

1,020

(24,827)

THQ, Inc.*

1,700

(47,923)

Coherent, Inc.*

1,010

(25,321)

Tessera Technologies, Inc.*

1,190

(49,504)

Mentor Graphics Corp.*

2,370

(25,549)

ON Semiconductor Corp.*

5,920

(52,570)

Commvault Systems, Inc.*

1,210

(25,628)

Valueclick, Inc.*

2,420

(52,998)

TriQuint Semiconductor,

Nuance Communications,

Inc.*

3,870

(25,658)

Inc.*

3,100

(57,908)

Daktronics, Inc.

1,140

(25,730)

SAIC, Inc.*

2,990

(60,159)

Parametric Technology

Polycom, Inc.*

2,190

(60,838)

Corp.*

1,470

(26,240)

Itron, Inc.*

710

(68,139)

Tekelec*

2,130

(26,625)

Equinix, Inc.*

800

(80,856)

Scansource, Inc.*

830

(26,851)

SAVVIS, Inc.*

970

(27,073)

11

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Flir Systems, Inc.*

2,870

$

(89,831)

Provident Financial Services,

Total Information Technology

__________

(4,366,265)

Inc.

810

$

(11,680)

Santander BanCorp

1,350

(11,691)

FINANCIALS (8.9)%

Selective Insurance Group

513

(11,794)

State Auto Financial Corp.

1

(26)

UMB Financial Corp.

310

(11,892)

First State Bancorporation

2

(28)

Portfolio Recovery

IBERIABANK Corp.

1

(47)

Associates, Inc.

300

(11,901)

SWS Group, Inc.

4

(51)

United Fire & Casualty Co.

410

(11,927)

Midland Co.

1

(65)

Washington Trust Bancorp,

United Community Banks,

Inc.

480

(12,110)

Inc.

141

(2,228)

Boston Private Financial

Tower Group, Inc.

71

(2,371)

Holdings, Inc.

450

(12,186)

Horizon Financial Corp.

140

(2,442)

Strategic Hotels & Resorts,

First Bancorp

340

(2,479)

Inc.

730

(12,213)

PrivateBancorp, Inc.

80

(2,612)

MB Financial, Inc.

400

(12,332)

Stifel Financial Corp.*

51

(2,681)

Alfa Corp.

570

(12,352)

Piper Jaffray Cos.*

71

(3,289)

Greenhill & Co., Inc.

190

(12,631)

Horace Mann Educators Corp.

181

(3,428)

Argo Group International

Acadia Realty Trust

140

(3,585)

Holdings*

300

(12,639)

Navigators Group, Inc.*

60

(3,900)

American Equity Investment

Sterling Financial Corp.

311

(5,222)

Life Holding Co.

1,580

(13,098)

Safety Insurance Group, Inc.

151

(5,530)

Knight Capital Group, Inc. —

Extra Space Storage, Inc.

400

(5,716)

Class A*

925

(13,320)

Cash America International,

NASB Financial, Inc.

510

(13,454)

Inc.

200

(6,460)

Entertainment Properties

Ares Capital Corp.

500

(7,315)

Trust

290

(13,630)

Prosperity Bancshares, Inc.

260

(7,641)

Dollar Financial Corp.*

450

(13,810)

Odyssey Re Holdings Corp.

210

(7,709)

Asset Acceptance Capital

MFA Mortgage Investments,

Corp.

1,350

(14,053)

Inc.

860

(7,955)

Friedman Billings Ramsey

First Community Bancorp,

Group, Inc. — Class A

4,490

(14,099)

Inc.

200

(8,248)

Independence Holding Co.

1,120

(14,168)

United Bankshares, Inc.

330

(9,247)

Interactive Brokers Group,

Security Capital Assurance

Inc. — Class A*

440

(14,221)

Ltd.

2,500

(9,725)

Wauwatosa Holdings, Inc.*

1,110

(14,230)

Hanmi Financial Corp.

1,200

(10,344)

Cathay General Bancorp

540

(14,305)

NewStar Financial, Inc.*

1,260

(10,433)

Grubb & Ellis Co.

2,240

(14,358)

MCG Capital Corp.

910

(10,547)

Evercore Partners, Inc. —

South Financial Group, Inc.

690

(10,785)

Class A

670

(14,438)

RLI Corp.

190

(10,790)

Oritani Financial Corp.*

1,180

(14,514)

MarketAxess Holdings, Inc.*

860

(11,034)

Republic Bancorp, Inc. —

Sunstone Hotel Investors, Inc.

630

(11,523)

Class A

880

(14,546)

Community Trust Bancorp,

NYMAGIC, Inc.

630

(14,572)

Inc.

420

(11,563)

TICC Capital Corp.

1,580

(14,583)

Ezcorp, Inc. — Class A*

1,030

(11,629)

TradeStation Group, Inc.*

1,030

(14,636)

Central Pacific Financial

Resource America, Inc. —

Corp. Co.

630

(11,630)

Class A

1,030

(15,110)

NBT Bancorp, Inc.

510

(11,638)

ViewPoint Financial Group

940

(15,538)

Sterling Financial Corp.

710

(11,658)

DiamondRock Hospitality Co.

1,050

(15,729)

Cascade Bancorp

1,150

(16,008)

12

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Kansas City Life Insurance

BankFinancial Corp.

1,240

$

(19,617)

Co.

370

$

(16,128)

National Retail Properties,

Penson Worldwide, Inc.*

1,130

(16,215)

Inc.

840

(19,639)

Bank Mutual Corp.

1,540

(16,278)

FCStone Group, Inc.*

430

(19,793)

Tompkins Financial Corp.

420

(16,296)

Universal Health Realty

USB Holding Co., Inc.

830

(16,434)

Income Trust

560

(19,846)

Southside Bancshares, Inc.

810

(16,573)

KNBT Bancorp, Inc.

1,300

(20,046)

Community Bank System,

Banner Corp.

700

(20,111)

Inc.

840

(16,691)

Glimcher Realty Trust

1,410

(20,149)

Heartland Financial USA, Inc.

900

(16,713)

SVB Financial Group*

400

(20,160)

Kearny Financial Corp.

1,410

(16,793)

Frontier Financial Corp.

1,090

(20,241)

PMA Capital Corp. — Class

Stewart Information Services

A*

2,050

(16,851)

Corp.

780

(20,350)

Delphi Financial Group, Inc.

Harleysville National Corp.

1,400

(20,398)

— Class A

480

(16,934)

Anchor Bancorp Wisconsin,

Bank of the Ozarks, Inc.

650

(17,030)

Inc.

870

(20,462)

CoBiz Financial, Inc.

1,150

(17,100)

Pico Holdings, Inc.*

610

(20,508)

Thomas Properties Group,

Montpelier Re Holdings Ltd.

1,210

(20,582)

Inc.

1,590

(17,140)

Trustco Bank Corp. NY

2,090

(20,733)

Capitol Bancorp

860

(17,303)

Getty Realty Corp.

780

(20,810)

Stratus Properties, Inc.*

510

(17,309)

Tejon Ranch Co.*

510

(20,833)

Sun Communities, Inc.

830

(17,488)

National Penn Bancshares,

First Community Bancshares,

Inc.

1,380

(20,893)

Inc.

550

(17,539)

Northwest Bancorp, Inc.

790

(20,990)

SY Bancorp, Inc.

740

(17,716)

IPC Holdings Ltd.

730

(21,075)

Brookline Bancorp, Inc.

1,750

(17,780)

Ashford Hospitality Trust,

Suffolk Bancorp

580

(17,812)

Inc.

2,950

(21,210)

Lexington Realty Trust

1,230

(17,884)

Amcore Financial, Inc.

950

(21,565)

Beneficial Mutual Bancorp,

Cohen & Steers, Inc.

730

(21,878)

Inc.*

1,840

(17,885)

ProAssurance Corp.*

400

(21,968)

First Cash Financial Services,

City Holding Co.

670

(22,673)

Inc.*

1,220

(17,910)

Inland Real Estate Corp.

1,620

(22,939)

Union Bankshares Corp.

850

(17,969)

Sterling Bancshares, Inc.

2,070

(23,101)

Kite Realty Group Trust

1,180

(18,019)

Sovran Self Storage, Inc.

580

(23,258)

Flagstar Bancorp, Inc.

2,590

(18,052)

Downey Financial Corp.

750

(23,332)

Crystal River Capital, Inc.

1,280

(18,483)

Senior Housing Properties

U-Store-It Trust

2,020

(18,503)

Trust

1,040

(23,587)

CapLease, Inc.

2,210

(18,608)

CVB Financial Corp.

2,350

(24,299)

eHealth, Inc.*

580

(18,624)

S&T Bancorp, Inc.

880

(24,323)

First Financial Holdings, Inc.

680

(18,646)

Provident Bankshares Corp.

1,140

(24,385)

Consolidated-Tomoka Land

FNB Corp.

1,680

(24,696)

Co.

300

(18,804)

Alexander's, Inc.*

70

(24,727)

First Potomac Realty Trust

1,090

(18,846)

LandAmerica Financial

Advance America Cash

Group, Inc.

740

(24,753)

Advance Centers, Inc.

1,860

(18,898)

Calamos Asset Management,

Primus Guaranty*

2,710

(18,997)

Inc. — Class A

840

(25,015)

TierOne Corp.

860

(19,049)

Investors Bancorp, Inc.*

1,800

(25,452)

First Financial Bancorp

1,690

(19,266)

American Campus

Max Capital Group Ltd.

690

(19,313)

Communities, Inc.

960

(25,776)

Fpic Insurance Group, Inc.*

450

(19,341)

Park National Corp.

400

(25,800)

Infinity Property & Casualty

KBW, Inc.*

1,010

(25,846)

Corp.

540

(19,510)

Umpqua Holdings Corp.

1,700

(26,078)

13

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

First Commonwealth

Washington Real Estate

Financial Corp.

2,470

$

(26,306)

Investment Trust

1,230

$

(38,634)

First Financial Bankshares,

BioMed Realty Trust, Inc.

1,710

(39,621)

Inc.

700

(26,355)

Hilb Rogal & Hobbs Co.

980

(39,759)

Pacific Capital Bancorp NA

1,310

(26,370)

Post Properties, Inc.

1,140

(40,037)

Employers Holdings, Inc.

1,600

(26,736)

Home Properties, Inc.

900

(40,365)

Wintrust Financial Corp.

810

(26,835)

First Industrial Realty Trust,

FelCor Lodging Trust, Inc.

1,740

(27,127)

Inc.

1,170

(40,482)

PS Business Parks, Inc.

520

(27,326)

optionsXpress Holdings, Inc.

1,200

(40,584)

Glacier Bancorp, Inc.

1,470

(27,548)

First Midwest Bancorp, Inc.

1,330

(40,698)

Equity One, Inc.

1,200

(27,636)

Nationwide Health Properties,

Signature Bank*

820

(27,675)

Inc.

1,300

(40,781)

Franklin Street Properties

GFI Group, Inc.*

430

(41,160)

Corp.

1,890

(27,972)

Susquehanna Bancshares, Inc.

2,260

(41,674)

Platinum Underwriters

Highwoods Properties, Inc.

1,440

(42,307)

Holdings Ltd.

790

(28,092)

FirstMerit Corp.

2,130

(42,621)

Enstar Group*

230

(28,157)

Chittenden Corp.

1,220

(43,456)

Cousins Properties, Inc.

1,290

(28,509)

Apollo Investment Corp.

2,550

(43,478)

Pennsylvania Real Estate

Zenith National Insurance

Investment Trust

970

(28,790)

Corp.

980

(43,835)

American Financial Realty

Potlatch Corp.

990

(43,996)

Trust

3,630

(29,113)

National Financial Partners

DCT Industrial Trust, Inc.

3,130

(29,140)

Corp.

970

(44,242)

Equity Lifestyle Properties,

Commerce Group, Inc.

1,260

(45,335)

Inc.

640

(29,229)

Assured Guaranty Ltd.

1,840

(48,834)

EastGroup Properties, Inc.

710

(29,714)

Digital Realty Trust, Inc.

1,360

(52,183)

International Bancshares

Realty Income Corp.

2,330

(62,957)

Corp.

1,430

(29,944)

Waddell & Reed Financial,

Omega Healthcare Investors,

Inc. — Class A

1,910

(68,932)

Inc.

1,870

(30,014)

Alexandria Real Estate

Mid-America Apartment

Equities, Inc.

680

(69,136)

Communities, Inc.

710

(30,353)

Total Financials

__________

(4,612,480)

Citizens Republic Bancorp,

Inc.

2,110

(30,616)

Total Common Stocks Sold Short

Old National Bancorp

2,080

(31,117)

(Proceeds $24,344,231)

(23,829,512)

________

Hancock Holding Co.

830

(31,706)

Tanger Factory Outlet Centers

870

(32,808)

Total Short Sales (46.1)%

Maguire Properties, Inc.

1,130

(33,301)

(Proceeds $24,344,231)

$ (23,829,512)

_______

Corporate Office Properties

Trust SBI MD

1,080

(34,020)

LaSalle Hotel Properties

1,080

(34,452)

Total Investments 48.5%

First Niagara Financial Group,

(Cost $24,541,884)

$

________

25,056,603

Inc.

2,930

(35,277)

Other Assets in Excess of

NewAlliance Bancshares, Inc.

3,090

(35,597)

Liabilities – 51.5%

$

26,621,137

Trustmark Corp.

1,420

(36,011)

Net Assets – 100.0%

$

51,677,740

Aspen Insurance Holdings

Ltd.

1,250

(36,050)

Healthcare Realty Trust, Inc.

1,440

(36,562)

UCBH Holdings, Inc.

2,600

(36,816)

Westamerica Bancorporation

830

(36,977)

Phoenix Cos., Inc.

3,130

(37,153)

14

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Unrealized

Contracts

Gain (Loss)

Futures Contracts Sold Short

March 2008 Russell 2000®

Index Mini Futures Contracts

(Aggregate Market Value of

Contracts $15,554,000)

202 $

184,473

Units

Equity Index Swap Agreement Sold Short

February 2008 Russell 2000®

Index Swap, Terminating

02/18/08†

(Notional Market Value

$10,035,456.24)

13,101

(127,754)

March 2008 Russell 2000®

Index Swap, Terminating

03/28/08†

(Notional Market Value

$1,924,208.11)

2,512

14,957

(Total Notional Market Value $11,959,664)

$

_________

(112,797)

*

Non-Income Producing Security.

**

The issuer is a publicly traded company that operates

under a Congressional charter; its securities are neither

issued nor guaranteed by the U.S. Government.

†

Price Return based on Russell 2000 Index +/- financing at

a variable rate.

††

All or a portion of this security is pledged as equity index swap collateral at December 31, 2007.

15